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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 1998


                        Capital Senior Living Corporation
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             (Exact name of registrant as specified in its charter)



            Delaware                    1-17445                   75-2678809
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(State or other jurisdiction of    (Commission File             (IRS Employer
        incorporation)                  Number)              Identification No.)


              14160 Dallas Parkway, Suite 300, Dallas, Texas            75240
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               (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:           (972) 770-5600


                                (Not Applicable)
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(Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets
---------------------------------------------

         On October 28, 1998, Capital Senior Living Corporation (the "Company"), through Capital Senior Living Properties 2-Gramercy, Inc. and Capital Senior Living Properties 2-NHPCT, Inc., both indirect wholly-owned subsidiaries, completed the acquisition of two senior living communities from Gramercy Hill Enterprises, a Texas limited partnership ("Gramercy"), and Tesson Heights Enterprises, a Texas limited partnership ("Tesson"), for aggregate consideration of approximately $34,000,000, pursuant to the terms of certain Asset Purchase Agreements, attached hereto as Exhibit 2.1 and Exhibit 2.2, dated as of July 28, 1998, by and between Gramercy and Tesson, respectively, and Capital Senior Living Properties, Inc. The funds for the Tesson transaction were provided from working capital of the Company and from the proceeds of a loan pursuant to the terms of the Loan Agreement, dated as of September 30, 1998, with Lehman Brothers Holdings Inc. d/b/a Lehman Capital, a division of Lehman Brothers Holdings Inc. The funds for the Gramercy transaction were provided from working capital of the Company, the assumption of a $6,400,000 promissory note and from the proceeds of a $1,980,000 loan from WMF Washington Mortgage Corp.

         The senior living communities acquired by the Company are Gramercy Hill in Lincoln, Nebraska and Tesson Heights, in St. Louis, Missouri. The purchase price for the properties was determined through negotiations between the parties, which was the result of an active bid process.

Item 7.   Financial Statements and Exhibits
-------------------------------------------

(a)      Financial Statements of business acquired.

                  The financial statements required are not included in this Form 8-K Current Report, but will be filed not later than seventy-five days after the date of this Form 8-K Current Report.

(b)      Pro forma financial information.

                  The pro forma financial statements required are not included in this Form 8-K Current Report, but will be filed not later than seventy-five days after the date of this Form 8-K Current Report.

(c)      Exhibits.

          *2.1 Asset Purchase Agreement, dated as of July 28, 1998, by and between Capital Senior Living Properties, Inc. and Gramercy Hill Enterprises.

          *2.2 Asset Purchase Agreement, dated as of July 28, 1998, by and between Capital Senior Living Properties, Inc. and Tesson Heights Enterprises.

           2.3 Loan Agreement, dated as of September 30, 1998, by and between Capital Senior Living Properties 2 - NHPCT, Inc. and Lehman Brothers Holdings Inc. d/b/a Lehman Capital, a division of Lehman Brothers Holdings Inc. (filed as Exhibit 2.3 to Form 8-K of the Company, dated September 30, 1998).



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



          *2.4 Assumption  and Release  Agreement,  effective  as of October 28,
               1998, among Gramercy Hill Enterprises, Andrew C. Jacobs, Capital Senior Living Properties 2- Gramercy, Inc., Capital Senior Living Corporation and Fannie Mae.

          *2.5 Multifamily  Note,  dated  December  4, 1997,  of  Gramercy  Hill
               Enterprises in favor of Washington Mortgage Financial Group, Ltd.

          *2.6 Multifamily Deed of Trust, dated December 4, 1997, among Gramercy
               Hill Enterprises, Ticor Title Insurance Company and Washington Mortgage Financial Group, Inc.

          *2.7 Multifamily  Note,  dated  October 28,  1998,  of Capital  Senior
               Living Properties 2- Gramercy, Inc. in favor of WMF Washington Mortgage Corp.

          *2.8 Multifamily  Deed of  Trust,  Assignment  of Rents  and  Security
               Agreement, dated October 28, 1998, among Capital Senior Living Properties 2-Gramercy, Inc., Chicago Title Insurance Company and WMF Washington Mortgage Corp.

          *99.1 Press Release, dated October 29, 1998.


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*Filed herewith



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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CAPITAL SENIOR LIVING CORPORATION
                                               (Registrant)


Date:    November 12, 1998


                                               By:      /s/ Lawrence A. Cohen
                                                        ------------------------
                                                        Lawrence A. Cohen
                                                        Chief Financial Officer


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


                                  EXHIBIT INDEX

                                                                                            Sequentially
Exhibit No.         Exhibit Description                                                     Numbered Page
-----------         -------------------                                                     -------------

*2.1 Asset Purchase Agreement, dated as of July 28, 1998, by and between Capital Senior Living Properties, Inc. and
                    Gramercy Hill Enterprises.
*2.2 Asset Purchase Agreement, dated as of July 28, 1998, by and between Capital Senior Living Properties, Inc. and
                    Tesson Heights Enterprises.
2.3 Loan Agreement, dated as of September 30, 1998, by and between Capital Senior Living Properties 2 - NHPCT,
                    Inc. and Lehman Brothers Holdings Inc. d/b/a Lehman
                    Capital, a division of Lehman Brothers Holdings Inc.
                    (filed as Exhibit 2.3 to Form 8-K of the Company, dated
                    September 30, 1998).
*2.4 Assumption and Release Agreement, effective as of October 28, 1998, among Gramercy Hill Enterprises,
                    Andrew C. Jacobs, Capital Senior Living Properties 2-
                    Gramercy, Inc., Capital Senior Living Corporation and
                    Fannie Mae.

*2.5                Multifamily Note, dated December 4, 1997, of Gramercy
                    Hill Enterprises in favor of Washington Mortgage
                    Financial Group, Ltd.
*2.6                Multifamily Deed of Trust, dated December 4, 1997,
                    among Gramercy Hill Enterprises, Ticor Title Insurance
                    Company and Washington Mortgage Financial Group,
                    Inc.
*2.7                Multifamily Note, dated October 28, 1998, of Capital
                    Senior Living Properties 2-Gramercy, Inc. in favor of
                    WMF Washington Mortgage Corp.
*2.8                Multifamily Deed of Trust,  Assignment of Rents and Security
                    Agreement,  dated  October 28, 1998,  among  Capital  Senior
                    Living Properties 2-Gramercy,  Inc., Chicago Title Insurance
                    Company and WMF Washington Mortgage Corp.
*99.1               Press Release, dated October 29, 1998


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*Filed herewith

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